EXHIBIT 10.2

Security Agreement

SECURITY AGREEMENT (this agreement, together with all amendments and restatements and Joinders, this “Agreement”), dated as of November 19, 2012, is made by each of the signatories party hereto and each other Person who becomes a party hereto pursuant to Section 6.15 (including any permitted successors and assigns, collectively, the “Debtors” and each a “Debtor”), in favor of JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, “Secured Party”), for its benefit and the benefit of each Creditor.

BACKGROUND.

FISHER COMMUNICATIONS, INC., a Washington corporation (“Borrower”), JPMorgan Chase Bank, National Association, as Administrative Agent, and the Lenders party thereto have entered into the Credit Agreement dated as of November 19, 2012 (such agreement, together with all amendments and restatements thereto, the “Credit Agreement”).

Borrower and each other Debtor are members of the same consolidated group of companies and are engaged in operations which require financing on a basis in which credit can be made available from time to time to Borrower and the other Debtors, and Debtors will derive direct and indirect economic benefit from the Loans, Letters of Credit and other financial accommodations under the Credit Agreement and other Loan Documents, the financial accommodations constituting Secured Swap Obligations and the financial accommodations constituting Banking Services Obligations.

It is the intention of the parties hereto that this Agreement create a first priority security interest in the Collateral in favor of Secured Party for its benefit and the benefit of Creditors securing the payment and performance of the Secured Obligations.

AGREEMENT.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Creditors to (a) make Loans and issue Letters of Credit under the Credit Agreement and to extend other credit and financial accommodations under the Loan Documents, and (b) make financial accommodations constituting Secured Swap Obligations and Banking Services Obligations, each Debtor hereby agrees with Secured Party, for its benefit and the benefit of Creditors, as follows:

ARTICLE I
DEFINITIONS

1.01 Definitions. For purposes of this Agreement:

“Accession” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to an accession (as defined in the UCC), and (whether or not included in that definition), a good that is physically united with another good in such a manner that the identity of the original good is not lost.

“Account” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to an account (as defined in the UCC), and (whether or not included in such definition), a right to payment of a monetary obligation, whether or not earned by performance for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, and for service rendered or to be rendered, and all right, title, and interest in any returned property, together with all rights, titles, securities, and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation, and resales, and all related Liens whether voluntary or involuntary.

“Account Debtor” means any Person who is or who may become obligated to each Debtor under, with respect to or on account of an Account.

“Acquisition Rights” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to each warrant, option, instrument, subscription right, redemption right and other right (including any instrument or right convertible into an Equity Interest) to acquire or sell any Equity Interest in any Person.

“As-Extracted Collateral” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to as-extracted collateral (as defined in the UCC), and (whether or not included in that definition), (a) oil, gas, or other minerals that are subject to a security interest that (i) is created by such Debtor before extraction, and (ii) attaches to the minerals as extracted, or (b) Accounts arising out of the sale at the wellhead or minehead of oil, gas, or other minerals in which such Debtor had an interest before extraction.

“Chattel Paper” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to chattel paper (as defined in the UCC), and (whether or not included in such definition), a Record or Records that evidence both a monetary obligation and a security interest in specific Goods, a security interest in specific Goods and Software used in the Goods, or a lease of specific Goods. “Chattel Paper” includes Electronic Chattel Paper and Tangible Chattel Paper.

“Collateral” has the meaning specified in Section 2.01.

“Collateral Records” means books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

“Commercial Tort Claim” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a commercial tort claim (as defined in the UCC), and (whether or not included in such definition), all claims arising in tort with respect to which the claimant (a) is an organization, or (b) an individual and the claim (i) arose in the course of the claimant’s business or profession, and (ii) does not include damages arising out of personal injury to or the death of an individual.

“Commodity Account” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a commodity account (as defined in the UCC), and (whether or not included in such definition), an account maintained by a Commodity Intermediary in which a Commodity Contract is carried for such Debtor.

“Commodity Contract” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a commodity futures contract, an option on a commodity futures contract, a commodity option, or any other contract if the contract or option is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities Laws, or (b) traded on a foreign commodity board of trade, exchange, or market, and is carried on the books of a Commodity Intermediary for such Debtor.

“Commodity Intermediary” means (a) a Person that is registered as a futures commission merchant under the federal commodities Laws or (b) a Person that in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities Laws.

“Copyright License” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by such Debtor or which such Debtor otherwise has the right to license, or granting any right to such Debtor under any Copyright now or hereafter owned by any third party, and all rights of such Debtor under any such agreement.

“Copyrights” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to (a) all copyright rights in any work subject to the copyright Laws of any Governmental Authority, whether as author, assignee, transferee, or otherwise, (b) all registrations and applications for registration of any such copyright in any Governmental Authority, including registrations, recordings, supplemental registrations, and pending applications for registration in any jurisdiction, and (c) all rights to use and/or sell any of the foregoing.

“Creditors” means, collectively, the Secured Parties (as defined in the Credit Agreement).

“Deposit Account” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a deposit account (as defined in the UCC), and (whether or not included in such definition), a demand, time, savings, passbook, or similar account maintained at a bank (as defined in the UCC).

“Document” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a document (as defined in the UCC), and (whether or not included in such definition), a document of title, bill of lading, dock warrant, dock receipt, warehouse receipt, or order for the delivery of Goods.

“Electronic Chattel Paper” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to electronic chattel paper (as defined in the UCC), and (whether or not included in such definition), chattel paper evidenced by a Record or Records consisting of information stored in electronic medium.

“Entitlement Holder” means a Person identified in the records of a Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary. If a Person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the UCC, such Person is the Entitlement Holder.

“Equipment” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to equipment (as defined in the UCC), and (whether or not included in such definition), all Goods other than Inventory or consumer goods, and all improvements, accessions, or appurtenances thereto.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests, other than a net profits based bonus program solely for the benefit of employees, in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“Event of Default” has the meaning provided in Section 5.03.

“Excluded Property” means any (a) FCC License to the extent, but only to the extent, that each Debtor is prohibited at that time from granting a security interest therein pursuant to the Communications Act of 1934, and the rules, regulations and policies promulgated thereunder, but includes, to the maximum extent not prohibited by Law, all rights incident or appurtenant to any such FCC License and the rights to receive all proceeds derived from or in connection with the sale, assignment or transfer of any such FCC License, and (b)  interest in real property with a fair market value of less than $15,000,000.

“Farm Products” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to all farm products (as defined in the UCC), and (whether or not included in such definition), Goods (other than standing timber) with respect to which a Person is engaged in raising, cultivating, propagating, fattening, grazing, or any other farming, livestock, or aquiculture operation, and which are (a) crops grown, growing, or to be grown including (i) crops produced on trees, vines, and bushes, and (ii) aquatic goods produced in aquacultural operations; (b) livestock born or unborn, including aquatic goods produced in aquacultural operations; (c) supplies used or produced in a farming operation; or (d) products of crops or livestock in their unmanufactured states.

“FCC” means The Federal Communications Commission and any successor thereto.

“Financial Asset” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a financial asset (as defined in the UCC), and (whether or not included in such definition), (a) a Security, (b) an obligation of a Person or a share, participation or other interest in a Person or in property or an enterprise of a Person, that is, or is of a type, dealt in or traded on financial markets or that is recognized in any area in which it is issued or dealt in as a medium for investment, or (c) any property that is held by a Securities Intermediary for another Person in a Securities Account if the Securities Intermediary has expressly agreed with the other Person that the property is to be treated as a financial asset under Article 8 of the UCC. As the context requires, “Financial Asset” means either the interest itself or the means by which a Person’s claim to it is evidenced, including a certificated or uncertificated Security, a certificate representing a Security, or a Security Entitlement.

“Fixtures” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to fixtures (as defined in the UCC), and (whether or not included in such definition), all Goods that have become so related to particular real property that an interest in them arises under the real property Law of the state in which the real property is situated.

“Foreign Subsidiary” means any Subsidiary of any Person that is organized under the Laws of a jurisdiction other than the United States or a political subdivision of the United States.

“General Intangible” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a general intangible (as defined in the UCC), and (whether or not included in such definition), all personal property, including things in action, other than Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Goods, Instruments, Investment Property, Letter-of-Credit Rights, Letters of Credit, money, and oil, gas or other minerals before extraction.

“Goods” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to goods (as defined in the UCC), and (whether or not included in such definition), all things that are movable when a security interest attaches.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Instrument” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to an instrument (as defined in the UCC), and (whether or not included in such definition), a negotiable instrument or any other writing that evidences a right to the payment of a monetary obligation, is not itself a security agreement or lease, and is of a type that in ordinary course of business is transferred by delivery with any necessary endorsement or assignment.

“Insurance” means all insurance policies for which each Debtor is the owner, an insured, an additional insured, a beneficiary or loss payee, including any policy covering any or all of the Collateral (regardless of whether Secured Party is the loss payee or an additional insured thereof).

“Intellectual Property” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to all intellectual and similar property of every kind and nature, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, Trade Secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, Software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Inventory” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to inventory (as defined in the UCC), and (whether or not included in such definition), Goods that (a) are leased by a Person as lessor, (b) are held by a Person for sale or lease or to be furnished under a contract of service, (c) are furnished by a Person under a contract of service, or (d) consist of raw materials, work in process, or materials used or consumed in a business, including packaging materials, scrap material, manufacturing supplies and spare parts, and all such Goods that have been returned to or repossessed by or on behalf of such Person.

“Investment Property” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to investment property (as defined in the UCC), and (whether or not included in such definition), a Security (whether certificated or uncertificated), a Commodity Contract, a Commodity Account, a Security Entitlement and Securities Account.

“Joinder” means a Security Agreement Joinder in substantially the form of Exhibit A.

“Letter of Credit” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a letter of credit (as defined in the UCC).

“Letter-of-Credit Right” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a letter-of-credit right (as defined in the UCC), and (whether or not included in such definition), (a) a right to payment or performance under a letter of credit, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance, and (b) the right of a beneficiary to demand payment or performance under a letter of credit.

“License” means any Patent License, Trademark License, Copyright License, or other similar license or sublicense.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Money” means “money” as defined in the UCC.

“Non-Controlled Deposit Accounts” means (a) Deposit Accounts maintained with banks other than JPMCB (i) with aggregate balances not to exceed $1,000,000 in all such Deposit Accounts, and (ii) with aggregate balances not to exceed $5,000,000 in all such accounts to secure reimbursement obligations with respect to letters of credit permitted by the Credit Agreement, and (b) Deposit Accounts used exclusively as payroll and benefit accounts.

“Organization Documents” means (a) with respect to any corporation, (i) the articles or certificate of incorporation (or the equivalent organizational documents) of such entity, (ii) the bylaws (or the equivalent governing documents) of such entity and (iii) any document setting forth the designation, amount and/or relative rights, limitations and preferences of any class or series of such entity’s capital stock or the holders thereof; (b) with respect to any partnership (whether limited or general), (i) the certificate of partnership (or equivalent organizational documents), (ii) the partnership agreement (or equivalent organizational or governing documents) of such partnership and (iii) any document setting forth the designation, amount and/or rights, limitations and preferences of any of such partnership’s partnership interests or the holders thereof; (c) with respect to any limited liability company, (i) the articles of organization (or the equivalent organizational documents) of such entity, (ii) the limited liability company or operating agreement (or the equivalent governing documents) of such entity and (iii) any document setting forth the designation, amount and/or rights, limitations and preferences of any of such limited liability company’s membership interests or the holders thereof; and (d) with respect to any other type of entity, the organizational and governing documents for such entity which are equivalent to those described in clauses (a) through (c), as applicable.

“Patent License” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by such Debtor or which such Debtor otherwise has the right to license, is in existence, or granting to such Debtor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of such Debtor under any such agreement.

“Patents” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to (a) all letters patent of any Governmental Authority, all registrations and recordings thereof, and all applications for letters patent of any Governmental Authority, and (b) all reissues, continuations, divisions, continuations-in-part, renewals, or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Payment Intangible” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a payment intangible (as defined in the UCC), and (whether or not included in such definition), a General Intangible under which the Account Debtor’s principal obligation is a monetary obligation.

“Permit” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to any authorization, consent, approval, permit, license or exemption of, registration or filing with, or report or notice to, any Governmental Authority.

“Permitted Liens” means Liens described in Credit Agreement Section 6.02.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Pledged Debt” means all indebtedness owed to each Debtor, the instruments evidencing such indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness.

“Pledged Equity Interests” means all Acquisition Rights, Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests; provided, however, notwithstanding anything herein to the contrary, the amount of pledged Equity Interests of any Foreign Subsidiary shall be limited to 65% of the issued and outstanding Equity Interests of such Foreign Subsidiary.

“Pledged LLC Interests” means, with respect to each Debtor, all interests of such Debtor in any limited liability company and the certificates, if any, representing such limited liability company interests and any limited liability company interest of such Debtor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to each such limited liability company interest, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests; provided, however, notwithstanding anything herein to the contrary, the amount of pledged limited liability company interests of any Foreign Subsidiary shall be limited to 65% of the issued and outstanding limited liability company interests of such Foreign Subsidiary.

“Pledged Partnership Interests” means, with respect to each Debtor, all interests of such Debtor in any general partnership, limited partnership, limited liability partnership or other partnership and the certificates, if any, representing such partnership interests and any partnership interest of such Debtor on the books and records of each such partnership or on the books and records of any securities intermediary pertaining to such partnership interests and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests; provided, however, notwithstanding anything herein to the contrary, the amount of pledged general partnership, limited partnership, limited liability partnership or other partnership interests of any Foreign Subsidiary shall be limited to 65% of the issued and outstanding general partnership, limited partnership, limited liability partnership or other partnership interests of such Foreign Subsidiary.

“Pledged Stock” means, with respect to each Debtor, all shares of capital stock of such Debtor in any corporation and the certificates, if any, representing such shares and any equity interest of such Debtor on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; provided, however, notwithstanding anything herein to the contrary, the amount of pledged capital stock of any Foreign Subsidiary shall be limited to 65% of the issued and outstanding capital stock of such Foreign Subsidiary.

“Pledged Trust Interests” means, with respect to each Debtor, all interests of such Debtor in a business trust or other trust and the certificates, if any, representing such trust interests and any interest of such Debtor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.

“Proceeds” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to proceeds (as defined in the UCC), and (whether or not included in such definition), (a) whatever is acquired upon the sale, lease, license, exchange, or other disposition of the Collateral, (b) whatever is collected on, or distributed on account of, the Collateral, (c) rights arising out of the Collateral, (d) claims arising out of the loss, nonconformity, or interference with the use of, defects or infringement of rights in, or damage to the Collateral, (e) proceeds of insurance, including insurance payable by reason of the loss or nonconformity of, defects or infringement of rights in, or damage to the Collateral, and (f) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Record” means information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form.

“Release Date” means the date on which (a) the Commitments are terminated, (b) all of the Obligations are fully, indefeasibly, absolutely and unconditionally paid and performed (other than contingent indemnification obligations as to which a demand for payment has not been delivered to a Loan Party), (c) arrangements satisfactory to each Secured Swap Provider have been made with respect to the Secured Swap Obligations owed to it and (d) arrangements satisfactory to each Lender or its respective Affiliates have been made with respect to Banking Services Obligations owed to it.

“Schedule Effective Date” means, with respect to any Schedule to this Agreement, the effective date of such Schedule or any restatement of such Schedule, which effective date shall be stated on such Schedule or restatement and agreed to by Secured Party as provided in Section 4.19.

“Securities Account” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to an account to which a Financial Asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

“Securities Intermediary” means (a) a clearing corporation, or (b) a Person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

“Security” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, (b) are one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations, and (c)(i) are, or are of a type, dealt with or traded on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the UCC.

“Security Entitlements” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to the rights and property interests as and of an Entitlement Holder with respect to a Financial Asset.

“Software” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to software (as defined in the UCC), and (whether or not included in such definition), a computer program (including both source and object code) and any supporting information provided in connection with a transaction relating to the program.

“Supporting Obligations” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a supporting obligation (as defined in the UCC), and whether or not included in such definition, a Letter-of-Credit Right or secondary obligation that supports the payment or performance of an Account, Chattel Paper, a Document, a General Intangible, an Instrument, or Investment Property.

“Tangible Chattel Paper” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to tangible chattel paper (as defined in the UCC), and (whether or not included in such definition), chattel paper evidenced by a Record or Records consisting of information that is inscribed on a tangible medium.

“Trade Secrets” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to trade secrets, all know-how, inventions, processes, methods, information, data, plans, blueprints, specifications, designs, drawings, engineering reports, test reports, materials standards, processing standards and performance standards, and all Software directly related thereto, and all Licenses or other agreements to which such Debtor is a party with respect to any of the foregoing.

“Trademark License” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by such Debtor or which such Debtor otherwise has the right to license, or granting to such Debtor any right to use any Trademark now or hereafter owned by any third party, and all rights of such Debtor under any such agreement.

“Trademarks” means all right, title, and interest of each Debtor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, all registrations and recordings thereof, and all registration and recording applications filed with any Governmental Authority in connection therewith, and all extensions or renewals thereof, (b) all goodwill associated therewith or symbolized thereby, (c) all other assets, rights and interests that uniquely reflect or embody such goodwill, (d) all rights to use and/or sell any of the foregoing, and (e) the portion of the business to which each trademark pertains.

“UCC” means Chapters 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of Washington or, where applicable as to specific items or types of Collateral, any other relevant state.

1.02 Other Definitional Provisions. Capitalized terms not otherwise defined herein have the meaning specified in the Credit Agreement, and, to the extent of any conflict, terms as defined herein shall control (provided, that a more expansive or explanatory definition shall not be deemed a conflict).

1.03 Construction. Unless otherwise expressly provided in this Agreement or the context requires otherwise, (a) the singular shall include the plural, and vice versa, (b) words of a gender include the other gender, (c) monetary references are to Dollars, (d) time references are to Pacific time, (e) references to the “Agreement” and to “Articles,” “Sections,” “Exhibits,” and “Schedules” are to this Agreement and to the Articles, Sections, Exhibits, and Schedules of and to this Agreement, together with all amendments and restatements thereto, (f) headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof, (g) references to any Person include that Person’s heirs, personal representatives, successors, trustees, receivers, and permitted assigns, that Person as a debtor-in possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for such Person or all or substantially all of its assets, (h) references to any Law include every amendment or restatement to it, rule and regulation adopted under it, and successor or replacement for it, (i) references to a particular Loan Document include each amendment or restatement to it made in accordance with the Credit Agreement and such Loan Document, (j) references to a particular Swap Agreement related to any Secured Swap Obligations include each amendment or restatement to it made in accordance with such Swap Agreement, (k) references to a particular agreement related to any Banking Services Obligations include each amendment or restatement to it made in accordance with such agreement, and (l) the inclusion of Proceeds in the definition of “Collateral” shall not be deemed a consent by Secured Party or any other Creditor to any sale or other disposition of any Collateral not otherwise specifically permitted by the terms of the Credit Agreement or this Agreement. This Agreement is a Loan Document.

ARTICLE II
GRANT OF SECURITY INTEREST

2.01 Assignment and Grant of Security Interest. As security for the payment and performance, as the case may be, in full of the Secured Obligations, each Debtor hereby assigns to, and pledges and grants to Secured Party, for it and the benefit of Creditors, a security interest in the entire right, title, and interest of such Debtor in and to (a) all property of such Debtor, whether now or hereafter existing, owned, arising or acquired, and (b) all of the following property of such Debtor, whether now or hereafter existing, owned, arising or acquired: (i) Accounts, (ii) Accessions, (iii) As-Extracted Collateral, (iv) Chattel Paper, (v) Collateral Records, (vi) Commercial Tort Claims, including but not limited to the specific Commercial Tort Claims described on Schedule 9, (vii) Commodity Accounts, (viii) Commodity Contracts, (ix) Deposit Accounts, (x) Documents, (xi) Equipment, (xii) Financial Assets, (xiii) Fixtures, (xiv) General Intangibles, (xv) Goods, (xvi) Instruments, (xvii) Insurance, (xviii) Intellectual Property, (xix) Inventory, (xx) Investment Property, (xxi) Joint Sales Agreements, (xxii) Letters of Credit, (xxiii) Letter-of-Credit Rights, (xxiv) Licenses, (xxv) Local Marketing Agreements, (xxvi) Money, (xxvii) Payment Intangibles, (xxviii) Permits, (xxix) Pledged Debt, (xxx) Pledged Equity Interests, (xxxi) Securities, (xxxii) Securities Accounts, (xxxiii) Security Entitlements, (xxxiv) Shared Services Agreements, (xxxv) Software, (xxxvi) Supporting Obligations, and (xxxvii) Proceeds of the foregoing (“Collateral”).

2.02 Debtors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Debtor shall remain liable with respect to and under all Collateral, (b) the exercise by Secured Party or any other Creditor of any of the rights hereunder shall not release any Debtor from any of its duties or obligations with respect to or under any Collateral or under this Agreement, and (c) neither Secured Party nor any other Creditor shall have any obligation or liability with respect to or under any Collateral by reason of this Agreement, nor shall Secured Party or any other Creditor be obligated to perform any of the obligations or duties of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned or in which a security interest is granted hereunder.

2.03 Delivery of Security and Instrument Collateral. All certificates, if any, or Instruments constituting or evidencing the Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by undated and duly executed stock powers and instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Secured Party. If an Event of Default exists, Secured Party has the right without notice to any Debtor to transfer to or to register in the name of Secured Party or any of its nominees any or all of such Collateral. In addition, Secured Party has the right, if Secured Party reasonably determines that the exercise of such right is necessary to protect its rights, at any time to exchange certificates or Instruments representing or evidencing Collateral for certificates or Instruments of smaller or larger denominations.

2.04 Agreement With Respect to Collateral. Each Debtor and Secured Party agree that to the extent that any of the Collateral may be deemed to be a Fixture as opposed to Equipment, Inventory, or any other form of Collateral that may be perfected by the filing of a UCC financing statement, it is the intention of Debtors, Secured Party and Creditors that such Collateral be deemed to be Equipment, Inventory, or any other form of Collateral that, to the extent not prohibited by Law, may be perfected by the filing of a UCC financing statement and such Collateral not be deemed to be a Fixture.

2.05 Future Advances. Each Debtor acknowledges that the Loan Documents, each Swap Agreement related to Secured Swap Obligations and each agreement related to Banking Services Obligations provide for future advances and financial accommodations and this Agreement secures performance of such future advances and financial accommodations.

2.06 Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the security interest granted in Section 2.01 attach to any lease, license, contract, property rights or agreement to which a Debtor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest would constitute or result in the abandonment, termination pursuant to the terms of, or a breach or default under, any such lease, license, contract, property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9.406, 9.407, 9.408 or 9.409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable Law (including any Debtor Relief Law) or principles of equity); provided, however, that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified above. So long as any property of a Debtor is excluded from the security interest granted in Section 2.01 pursuant to the immediately preceding sentence, such property shall be excluded from the term “Collateral” for all purposes hereunder.

2.07 Excluded Property. Notwithstanding Section 2.01, no Debtor grants a security interest pursuant to this Agreement in Excluded Property of such Debtor (and Excluded Property of such Debtor shall not be Collateral).

2.08 Maximum Liability. Anything in this Agreement to the contrary notwithstanding, the obligations of each Debtor (other than Borrower) hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable Law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Debtor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Debtor in respect of intercompany indebtedness to other Loan Parties or Affiliates of other Loan Parties to the extent that such indebtedness would be discharged in an amount equal to the amount paid or property conveyed by such Debtor under the Loan Documents) and after giving effect as assets, subject to Section 6.01, to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation or contribution of such Debtor pursuant to (a) applicable Law or (b) any agreement providing for an equitable allocation among such Debtor and other Loan Parties of obligations arising under the Loan Documents, Swap Agreements related to Secured Swap Obligations and agreements related to Banking Services Obligations.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.01 Representations and Warranties-All Debtors. Each Debtor represents and warrants to Secured Party and each Creditor with respect to itself and its Collateral that:

(a) This Agreement and the grant of the security interest pursuant to this Agreement in the Collateral create a valid security interest in favor of Secured Party for its benefit and the benefit of Creditors in the Collateral, securing the payment and performance of the Secured Obligations, and upon the (i) filing of UCC-1 financing statements for such Debtor, in the form delivered by such Debtor to Secured Party on or prior to the date of this Agreement and in the filing offices listed on Schedule 1, Section (h), (ii) granting of control to Secured Party, (iii) delivery to and continuing possession by Secured Party of all certificates evidencing the Pledged Equity Interests, (iv) filing of an appropriate notice with the United States Patent and Trademark office or the United States Copyright Office, (v) notation of the Lien in favor of Secured Party on vehicle certificates of title or (vi) filing of appropriate Collateral documents with the Federal Aviation Administration and International Registry to the extent applicable to any aircraft, as appropriate for the item and type of Collateral in question, shall constitute a valid, first priority, perfected security interest in such Collateral (subject (A) in the case of Collateral other than Pledged Equity Interests, to Permitted Liens, and (B) in the case of Pledged Equity Interests, to Liens arising under the Loan Documents and Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of such Debtor in accordance with GAAP) to the extent such security interests can be perfected by taking the actions described in clauses (i)-(v), and all filings and other actions necessary to perfect and protect such security interest and such priority have been duly taken (or will be taken upon such Debtor obtaining rights in Collateral after the date hereof).

(b) The execution, delivery and performance by such Debtor of this Agreement have been duly authorized by all necessary action, and do not and will not (i) contravene the terms of any of such Debtor’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any contractual restrictions or agreements to which such Debtor is a party or affecting such Debtor or the properties of such Debtor or any of its Subsidiaries (other than the Lien created by this Agreement) or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Debtor or its property is subject; or (C) violate any Law.

(c) This Agreement has been duly executed and delivered by such Debtor. This Agreement constitutes a legal, valid and binding obligation of such Debtor, enforceable against such Debtor in accordance with its terms, subject as to enforcement of remedies to any Debtor Relief Laws and to general equitable principles.

(d) Such Debtor has good and indefeasible title to, or a valid leasehold interest in, all of the Collateral free and clear of any Lien, except for Liens granted pursuant to this Agreement and Permitted Liens. Such Debtor has not granted a security interest or other Lien in or made an assignment of any of the Collateral (except for the security interest and Lien granted by this Agreement and Permitted Liens). Such Debtor has neither entered into nor is it or any of its property subject to any agreement limiting the ability of such Debtor to grant a Lien in any of the Collateral, or the ability of such Debtor to agree to grant or not grant a Lien in any of the Collateral. None of the Collateral (other than Pledged Equity Interests) is consigned goods, subject to any agreement of repurchase, or subject to any dispute, defense, or counterclaim, except to the extent that any of the foregoing, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and none of the Pledged Equity Interests is subject to any agreement of repurchase, or subject to any dispute, defense, or counterclaim. No effective financing statement or other similar effective document used to perfect and preserve a security interest or other Lien under the Laws of any jurisdiction covering all or any part of the Collateral is on file in any recording office, except such as may have been filed (i) pursuant to this Agreement or another Loan Document, or (ii) relating to Permitted Liens. Such Debtor has not sold any interest in any of its Accounts, Chattel Paper, promissory notes, Payment Intangibles, or consigned any of its Goods or been a party to any securitization of any of its property. No control agreement in favor of anyone other than Secured Party exists with respect to any Collateral, except as permitted by Section 5.15 of the Credit Agreement.

(e) All of the Pledged Equity Interests have been duly and validly issued, and the Pledged Equity Interests (other than any general partner interest, if any), are fully paid and nonassessable. None of the Pledged Equity Interests were issued in violation of the preemptive rights of any Person or any agreement to which Debtor or the issuer thereof is a party or the Pledged Equity Interest is subject. All capital contributions required to be made by the terms of each partnership agreement for each partnership any interest in which is a Pledged Partnership Interest have been made. All Pledged Equity Interests that are certificated, if any, have been delivered and pledged to Secured Party duly endorsed and accompanied by such duly executed instruments of transfer or assignment as are necessary for such pledge, to be held as pledged collateral. Except with respect to partnership or limited liability company interests of issuers the Organization Documents of which do not provide that any interest in such issuer is a security governed by Article 8 of the UCC, there are no Pledged Equity Interests other than those represented by certificated securities in the possession of Secured Party. The Pledged Equity Interests include (i) the percentage set forth on Schedule 12 of the issued and outstanding Equity Interests of each entity in which such Debtor owns a direct interest and which entity is not a Foreign Subsidiary, and (ii) 65% of the issued and outstanding Equity Interests of each first-tier Foreign Subsidiary, if any, of such Debtor. There are no restrictions (which have not been effectively waived by all necessary Persons) in any Organization Document governing any Pledged Equity Interest or any other document related thereto which would limit or restrict (i) the grant of a Lien in the Pledged Equity Interests, (ii) the perfection of such Lien, (iii) the exercise of remedies in respect of such perfected Lien in the Pledged Equity Interests as contemplated by this Agreement or (iv) the admission of any transferee of the Collateral as a shareholder, member, partner or equity holder of the issuer of such Collateral. Such Debtor has delivered to Secured Party complete and correct copies of all Organization Documents for each issuer of Collateral. Except as set forth on Schedule 12, the Organization Documents of each issuer which is a partnership or limited liability company do not provide that any interest in such issuer is a security governed by Article 8 of the UCC and no Equity Interest of such issuer is evidenced by a certificate or other instrument. Upon the exercise of remedies in respect of Pledged Equity Interests, a transferee or assignee of any such capital stock, partnership interest or membership interest, as the case may be, of such corporation, partnership or limited liability company, as the case may be, shall become a shareholder, partner or member, as the case may be, of such corporation, partnership or limited liability company, as the case may be, entitled to participate in the management thereof and, upon the transfer of the entire interest of such Debtor in such issuer, such Debtor shall cease to be a shareholder, partner or member, as the case may be, of such issuer.

(f) As of each Schedule Effective Date:

Schedule 1, Section (a) states the exact name of such Debtor, as such name appears in its currently effective Organization Documents as filed with the appropriate authority of the jurisdiction of such Debtor’s organization.

Schedule 1, Section (b) states the jurisdiction of organization of such Debtor.

Such Debtor is not organized in more than one jurisdiction.

Schedule 1, Section (c) sets forth the current type of entity of such Debtor.

Schedule 1, Section (d) states each other entity type, jurisdiction of organization and name such Debtor has had in the five-year period preceding such Schedule Effective Date, together with the date of the relevant change.

Except as set forth on Schedule 1, Section (d), such Debtor has not changed its identity or type of entity, jurisdiction of organization or name in any way within the five-year period preceding such Schedule Effective Date (changes in identity or type of entity include mergers, consolidations, acquisitions (including both equity and asset acquisitions), and any change in the form, nature or jurisdiction of organization).

Schedule 1, Section (e) states all other names (including trade names) used by such Debtor or any of its divisions or other business units at any time during the five-year period preceding such Schedule Effective Date.

Schedule 1, Section (f) states the Federal Taxpayer Identification Number of such Debtor.

Schedule 1, Section (g) states the corporate or other organizational number of such Debtor issued by such Debtor’s jurisdiction of organization (or “N/A” if such jurisdiction does not issue an organizational number for such Debtor’s entity type).

Schedules 1 and 2 contain the information required by this Section as to each acquiree or constituent party to a merger, consolidation or acquisition.

(g) As of each Schedule Effective Date, the chief executive office of such Debtor is located at the address stated on Schedule 2, Section (a). Except as noted in Schedule 2, Section (a), the chief executive office of such Debtor has not been located at any other address during the five-year period preceding such Schedule Effective Date. As of each Schedule Effective Date, Schedule 2, Section (b) states all locations where such Debtor maintains originals or copies of all books or records relating to all Accounts (with each location at which Chattel Paper, if any, is kept being indicated by an “*”). All Tangible Chattel Paper, promissory notes, and other Instruments evidencing the Accounts which this Agreement requires to be delivered to Secured Party have been delivered and pledged to Secured Party duly endorsed and accompanied by such duly executed instruments of transfer or assignment as are necessary for such pledge, to be held as pledged collateral. As of the Effective Date and any Schedule Effective Date during the existence of an Event of Default, Schedule 2, Section (c) states all locations where such Debtor maintains any offices and broadcast studio facilities. As of each Schedule Effective Date, Schedule 2, Section (d) states the names and addresses of all Persons other than such Debtor who in the ordinary course of business retain the primary copy of Records related to the Collateral.

(h) All Accounts have been originated by such Debtor and all Inventory has been acquired by such Debtor in the ordinary course of business.

(i) Such Debtor has exclusive possession and control of the Equipment and Inventory (other than Inventory leased by such Debtor to third parties in the ordinary course of business) pledged by it hereunder.

(j) As of each Schedule Effective Date, Schedule 3 is a complete and correct list of all Pledged Debt, promissory notes and other instruments evidencing indebtedness held by such Debtor, including all intercompany notes and other instruments between such Debtor and each Subsidiary, and each Subsidiary and each other Subsidiary.

(k) As of each Schedule Effective Date, Schedule 4(a) is a complete and correct list of each Trademark registration in which such Debtor has an ownership interest, including the name of the registered owner, the registered Trademark, the Trademark serial and/or registration number, the date of Trademark registration, and the country or state registering the Trademark.

(l) As of each Schedule Effective Date, Schedule 4(b) is a complete and correct list of each Trademark application in which such Debtor has an ownership interest, including the name of the Person applying to be the registered owner, the applied for Trademark, the Trademark application serial and/or registration number, the date of Trademark application, and the country or state with which the Trademark application was filed.

(m) As of each Schedule Effective Date, Schedule 4(c) is a complete and correct list of each Patent in which such Debtor has an ownership interest, including the name of the registered owner, the Patent number, the date of Patent issuance, and the country issuing the Patent.

(n) As of each Schedule Effective Date, Schedule 4(d) is a complete and correct list of each Patent application in which such Debtor has an ownership interest, including the name of the Person applying to be the registered owner, the Patent application number, the date of Patent application filing, and the country with which the Patent application was filed.

(o) As of each Schedule Effective Date, Schedule 5 is a complete and correct list of all Deposit Accounts maintained by or in which such Debtor has any interest and correctly describes the bank in which such account is maintained and ABA number of such bank, the account number, and account type, except (other than during the existence of an Event of Default) Non-Controlled Deposit Accounts.

(p) As of each Schedule Effective Date, Schedule 6 is a complete and correct list of all Securities Accounts in which such Debtor has any interest, including the complete name and identification number of the account, the jurisdiction the Law of which governs such account, and the name and street address of the Securities Intermediary maintaining the account.

(q) As of each Schedule Effective Date, Schedule 7 is a complete and correct list of all Commodity Accounts in which such Debtor has any interest, including the complete name and identification number of the account, the jurisdiction the Law of which governs such account, and the name and street address of the Commodity Intermediary maintaining the account.

(r) As of each Schedule Effective Date, Schedule 8 is a complete and correct list of all Letters of Credit in which such Debtor has any interest (other than solely as an applicant) and correctly describes the bank which issued the Letter of Credit, and the Letter of Credit’s number, issue date, expiry, and face amount.

(s) As of each Schedule Effective Date, Schedule 9 is a complete and correct list of all Commercial Tort Claims in which such Debtor has any interest, including the complete case name or style, the case number, and the court or other Governmental Authority in which the case is pending.

(t) As of each Schedule Effective Date, Schedule 10 is a complete and correct list of all internet domain names, the complete name of the registered owner, and the domain registration provider for each domain name and internet website in which such Debtor has any interest.

(u) As of each Schedule Effective Date occurring during the existence of an Event of Default, Schedule 11 is a complete and current list of all rolling stock or other railroad equipment and aircraft in which such Debtor has any owned interest.

(v) As of each Schedule Effective Date, (i) Schedule 12 is a complete and correct list of all Equity Interests in which such Debtor has a direct ownership interest, (ii) Schedule 12 contains a complete and correct description of each certificate or other instrument included in or evidencing Collateral, (iii) Schedule 12 is a complete and correct list of the exact name of each issuer of all Pledged Equity Interests described on Schedule 12, its jurisdiction of organization, and the authorized, issued and outstanding Equity Interests of such issuer, and (iv) such Debtor’s interest in each such issuer is as stated on Schedule 12.

(w) As of each Schedule Effective Date occurring during the existence of an Event of Default, Schedule 13 is a complete and correct list of all Software (excluding “mass market” Software subject to a “shrink-wrap” or similar non-negotiable, non-exclusive license agreement) in which such Debtor has any interest (whether as owner, licensee, or otherwise), including the name of the licensor and the escrow agent under the applicable Software escrow agreement (if any).

(x) As of each Schedule Effective Date, Schedule 14 is a complete and correct list of all Television Stations, Radio Stations, Joint Sales Agreements, Local Marketing Agreements, Shared Services Agreements, Network Affiliation Agreements, Radio Affiliation Agreements and FCC Licenses in which such Debtor has any interest or is a party thereto, each of such Network Affiliation Agreements has the termination date indicated on Schedule 14 and is in full force and effect, each of such Radio Affiliation Agreements has the termination date indicated on Schedule 14 and is in full force and effect, each of such FCC Licenses has the expiration date indicated on Schedule 14 and such Debtor holds such validly issued FCC Licenses as are necessary to operate its respective Television Stations and Radio Stations as they are currently operated, and each such FCC License is in full force and effect.

(y) Such Debtor has no interest in any Farm Products.

(z) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing (other than filings required by the UCC) with, any Governmental Authority is required (i) for the pledge by such Debtor of the Collateral pledged by it hereunder, for the grant by such Debtor of the security interest granted hereby, or for the execution, delivery, or performance of this Agreement by such Debtor, (ii) for the perfection or maintenance of the pledge, assignment, and security interest created hereby (including the first priority nature of such pledge, assignment, and security interest) or (iii) for the enforcement of remedies by Secured Party or any other Creditor.

3.02 Representations and Warranties-Subsidiaries. Each Debtor (other than Borrower) represents and warrants to Secured Party and each Creditor with respect to itself and its Collateral that: This Agreement may reasonably be expected to benefit, directly or indirectly, such Debtor, and the Board of Directors of such Debtor, the requisite number of its partners, the requisite number of its members or the requisite number of the appropriate governance body or equity holders, as appropriate, have determined that this Agreement may reasonably be expected to benefit, directly or indirectly, such Debtor. Such Debtor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Secured Obligations; provided, however, such Debtor is not relying on such financial condition or collateral as an inducement to enter into this Agreement.

3.03 Survival. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof and any update of any Schedule. Such representations and warranties have been or will be relied upon by Secured Party and each Creditor, regardless of any investigation made by Secured Party or any Creditor or on their behalf and notwithstanding that Secured Party or any Creditor may have had notice or knowledge of any Default at the time of any credit extension, and shall continue in full force and survive the Release Date.

ARTICLE IV
COVENANTS

4.01 Further Assurances.

(a) Each Debtor will, from time to time and at such Debtor’s expense, promptly execute and deliver all further instruments and documents (including the delivery of certificated securities, if any, and supplements to all schedules), authenticate, execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be reasonably necessary, or as Secured Party may reasonably request, in order to perfect and preserve the pledge, assignment, and security interest granted or purported to be granted hereby, and take all further action that Secured Party may reasonably request, in order to perfect and protect any pledge, assignment, or security interest granted or purported to be granted hereby, and the priority thereof, or to enable Secured Party to exercise and enforce Secured Party’s and other Creditors’ rights and remedies hereunder with respect to any Collateral.

(b) In addition to such other information as shall be specifically provided for herein, each Debtor shall furnish to Secured Party such other information (including copies of documents) with respect to such Debtor and the Collateral as Secured Party may reasonably request.

(c) Each Debtor authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the authentication of any Debtor where permitted by Law and that (i) indicate the Collateral (A) as all assets of such Debtor (or words of similar effect), regardless of whether any particular asset included in the Collateral is within the scope of UCC Article 9 of the state or such jurisdiction or whether such assets are included in the Collateral, or (B) as being of an equal or lesser scope or with greater detail, and (ii) contain any other information required by UCC Article 9 of the state or such jurisdiction for the sufficiency or filing office acceptance of any financing statement, continuation or amendment, including (A) whether such Debtor is an organization, the type of organization, and any organization identification number issued to such Debtor and, (B) in the case of a financing statement indicating Collateral to be Fixtures, As-Extracted Collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Debtor agrees to furnish any such information to Secured Party promptly upon request. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by Law. Each Debtor ratifies its authentication, execution and delivery of, and the filing of, any financing statement or amendment thereto describing any of the Collateral which was filed prior to the date of this Agreement.

(d) Borrower shall use commercially reasonable efforts obtain a landlord subordination agreement executed by each lessor of real property at which is located the chief executive office or such other location where the Records concerning the Accounts of the Borrower are maintained, in form and substance acceptable to Secured Party.

(e) Each Debtor shall cooperate to determine what may or shall be required to satisfy the Laws or regulations throughout the United States of America with respect to the recordation and validation of the license of and Lien in Intellectual Property as Secured Party may reasonably require, or otherwise to render this Agreement and the Intellectual Property effective, and shall execute all documents which may be necessary or desirable to implement this subsection, including registered user statements or other documents suitable for filing with the appropriate Governmental Authorities.

(f) The parties hereto recognize that on the Effective Date, the Creditors have not required all steps to be taken to perfect their Liens in the Collateral consisting of vehicles, aircraft, rolling stock or life insurance policies (collectively, the “Unperfected Collateral"). Upon the occurrence of an Event of Default and request by Secured Party, the applicable Debtor shall execute and deliver all documents which may be necessary or desirable to perfect the security interest granted hereby on the Unperfected Collateral (which security interests shall be first priority, subject to Permitted Liens) or to enable Secured Party to exercise and enforce Secured Party’s and other Creditors’ rights and remedies hereunder with respect to any Unperfected Collateral.

4.02 Place of Perfection; Records; Collection of Accounts, Chattel Paper and Instruments.

(a) No Debtor shall change the jurisdiction of its organization from the jurisdiction specified in Schedule 1, Section (b), its type of entity from the type of entity specified in Schedule 1, Section (c), its name from the name specified in Schedule 1, Section (a) or its organizational identification number from the organizational number specified in Schedule 1, Section (g), unless such Debtor has delivered to Secured Party thirty days prior written notice (unless Secured Party has agreed in writing to a shorter period) and taken such actions as Secured Party may reasonably require with respect to such change. Each Debtor shall keep its chief executive office at the address specified in Schedule 2, Section (a), and the office where it keeps its Records concerning the Accounts, and the originals of all Chattel Paper and Instruments, at the address specified in Schedule 2, Section (b), unless such Debtor has delivered to Secured Party written notice prior thereto or promptly thereafter and taken such actions as Secured Party may reasonably require with respect to such change. Each Debtor will hold and preserve such Records and Chattel Paper and Instruments in a commercially reasonable manner and will permit representatives of Secured Party at any time (or, if no Default exists, upon two Business Days prior notice) during normal business hours to inspect and make abstracts from and copies of such Records and Chattel Paper and Instruments. Each Debtor shall bear all costs associated with (a) each inspection that occurs during the existence of a Default or Event of Default, and (b) each other inspection in accordance with the Credit Agreement.

(b) Except as otherwise provided in this Section 4.02(b), each Debtor shall continue to collect, in accordance with commercially reasonable procedures and at its own expense, all amounts due or to become due such Debtor under the Accounts, Chattel Paper, and Instruments. In connection with such collections, each Debtor may take (and, at Secured Party’s direction, shall take) such action as such Debtor or Secured Party may deem necessary or advisable to enforce collection of the Accounts, Chattel Paper, and Instruments; provided, however, that Secured Party shall have the right, if an Event of Default exists, without notice to any Debtor, to notify the Account Debtors or obligors under any Accounts, Chattel Paper, and Instruments of the assignment of such Accounts, Chattel Paper, and Instruments to Secured Party and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to such Debtor thereunder directly to Secured Party and, at the expense of such Debtor, to enforce collection of any such Accounts, Chattel Paper, and Instruments, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Debtor might have done or as Secured Party reasonably deems appropriate. If any Event of Default exists, all amounts and proceeds (including Instruments) received by any Debtor in respect of the Accounts, Chattel Paper, and Instruments shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds and property of such Debtor and shall be forthwith paid or delivered over to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral, thereafter to be applied as provided in the Credit Agreement and the other Loan Documents. No Debtor shall adjust, settle, or compromise the amount or payment of any Account, Chattel Paper, or Instrument, release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon, except in the ordinary course of business or in the exercise of prudent business judgment.

4.03 Equipment, Fixtures, and Inventory.

(a) Each Debtor shall cause its Equipment and Fixtures to be maintained in good working order, except with respect to Equipment and Fixtures such Debtor has determined, in the exercise of prudent business judgment, not to maintain.

(b) Each Debtor shall comply with, and shall cause its licensees and subcontractors to comply with, all requirements of the Fair Labor Standards Act.

4.04 Chattel Paper and Instruments. (a) Each Debtor will: (i) mark conspicuously each item of Tangible Chattel Paper and Instruments in the original amount of $1,000,000 or greater and each of its Records pertaining to the Collateral with the following legend:

THIS *[INSTRUMENT]*[OTHER RECORD]* IS SUBJECT TO THE SECURITY INTEREST AND LIEN PURSUANT TO THE SECURITY AGREEMENT DATED NOVEMBER 19, 2012 (AS THE SAME MAY BE AMENDED OR RESTATED) MADE BY *[DEBTOR NAME]*, IN FAVOR OF JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, AS SECURED PARTY.

or such other legend, in form and substance reasonably satisfactory to and as specified by Secured Party, indicating that such Tangible Chattel Paper or Collateral is subject to the pledge, assignment, and security interest granted hereby; and (ii) if any Collateral shall be or be evidenced by a promissory note or other Instrument or be Tangible Chattel Paper, and is, in each case, in the original amount of $1,000,000 or greater, pledge to Secured Party hereunder and deliver to Secured Party such note, Instrument, or Chattel Paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party; provided, however, during the existence of an Event of Default, such Debtor shall pledge to Secured Party all Tangible Chattel Paper and all Collateral evidenced by a promissory note or other Instrument and shall deliver to Secured Party such note, Instrument, or Chattel Paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party.

(b) No Debtor shall have any rights in any Electronic Chattel Paper unless such Debtor has taken all actions reasonably necessary to establish in Secured Party control (as that term is defined in the UCC) of such Electronic Chattel Paper and Secured Party (and no other Person) has control of each item of Electronic Chattel Paper in the original amount of $1,000,000 or greater; provided, however, during the existence of an Event of Default, such Debtor shall take all actions reasonably necessary to establish in Secured Party control (as that term is defined in the UCC) of all Electronic Chattel Paper.

(c) Each Debtor shall pledge to Secured Party all Tangible Chattel Paper, promissory notes or other Instruments constituting or securing intercompany loans or intercompany leases and, for any such item of Collateral in the original amount of $1,000,000 or greater, shall deliver to Secured Party such notes, Instruments, or Tangible Chattel Paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party.

4.05 Deposit Accounts, Securities Accounts, Commodity Accounts and Letter-of-Credit Rights. No Debtor shall establish or maintain any (a) Deposit Account or similar bank account (except Non-Controlled Deposit Accounts) not listed on Schedule 5, (b) Securities Account not listed on Schedule 6 or (c) any Commodity Account not listed on Schedule 7, unless prior to the establishment of such new Deposit Account, Securities Account, or Commodity Account such Debtor delivers to Secured Party an updated Schedule as required by the first sentence of Section 4.19 and executes and delivers to Secured Party assignments of, and control agreements with respect to, such new Deposit Account (except Non-Controlled Deposit Accounts), Securities Account, or Commodity Account by the later to occur of (i) six (6) months following the Effective Date and (ii) the establishment of such account, such control agreement in such form as Secured Party may reasonably request, and cause the bank, Securities Intermediary or Commodity Intermediary, as appropriate, in which such account is or will be maintained, to deliver to Secured Party acknowledgments of the assignment of, and control agreements with respect to, such account, in form and substance satisfactory to Secured Party, and take all actions necessary to establish in Secured Party control (as that term is defined in the UCC) with respect to such Deposit Account (except Non-Controlled Deposit Accounts), Securities Account, and Commodity Account. Contemporaneously with the acquisition by any Debtor of any rights in a Letter of Credit (other than rights as an account party), such Debtor shall deliver to Secured Party an updated Schedule 8 as required by the first sentence of Section 4.19 and shall execute and deliver to Secured Party assignments of, and control agreements with respect to, such Letter of Credit and Letter-of-Credit Right in such form as Secured Party may reasonably request, and cause the bank or other Person that is the issuer of such Letter of Credit to deliver to Secured Party acknowledgments of the assignment of, and control agreements with respect to, such Letter of Credit and Letter-of-Credit Right in form and substance satisfactory to Secured Party, and take all actions necessary to establish in Secured Party control (as that term is defined in the UCC) with respect to such Letter of Credit and Letter-of-Credit Right. No Debtor shall obtain or maintain any interest in any Securities Entitlement other than Securities Entitlements held in and subject to a Securities Account described in Schedule 6 with respect to which such Debtor has complied with this Section. No Debtor shall obtain or maintain any interest in any Commodity Contract other than Commodity Contracts held in and subject to a Commodity Account described in Schedule 7 with respect to which such Debtor has complied with this Section.

4.06 Transferable Record. Each Debtor shall, upon acquisition by such Debtor of any transferable record, as that term is defined in the federal Electronic Signatures in Global and National Commerce Act, or in the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction in the amount of $1,000,000 or greater, promptly notify Secured Party thereof and take such action as Secured Party may reasonably request to vest in Secured Party control (as that term is defined in the UCC) of such transferable record or control under the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

4.07 Vehicles. If an Event of Default exists and Secured Party requests that a Lien be noted on the certificate of title of any vehicle, each Debtor shall cause the Lien in favor of Secured Party to be noted on all such certificates of title included in or issued with respect to Collateral constituting motor vehicles and other property subject to a certificate of title. If an Event of Default exists and upon a request by Secured Party, each Debtor shall deliver to Secured Party a list of all vehicles in which such Debtor has any interest, which list shall describe whether such vehicle is owned or leased, the vehicle manufacturer and model, the vehicle model year, the vehicle identification number, the fair market value of such vehicle, and the jurisdiction which has issued a certificate of title or similar document with respect to such vehicle.

4.08 Rolling Stock, Aircraft. No Debtor shall obtain any interest in any rolling stock or other railroad equipment or aircraft, other than the aircraft described in Schedule 11, unless such Debtor complies with Section 4.19. If an Event of Default exists and upon Secured Party’s request, Debtor shall cause to be taken any and all steps necessary to perfect the Lien in favor of Secured Party under applicable Law.

4.09 Real Property and Leases. If after the date of this Agreement, Borrower maintains its chief executive office or the location of the Records related to its Accounts at a location other than Fisher Plaza, Borrower shall use commercially reasonable efforts to obtain subordination, non-disturbance and attornment agreements and tenant estoppel certificates as may be required by the Secured Party.

4.10 Patents and Trademarks.

(a) Each Debtor shall ensure that an acknowledgment (approved in form and substance by Secured Party) containing a description of all Collateral consisting of Intellectual Property registered with the United States Patent and Trademark Office shall have been received and recorded by the United States Patent and Trademark Office within one month after the execution of this Agreement with respect to United States Patents and Trademarks pursuant to 35 U.S.C. § 261 or 15 U.S.C. § 1060, to protect the validity of and to establish a legal, valid, and perfected security interest in favor of Secured Party in respect of all Collateral consisting of Patents and Trademarks in which a security interest may be perfected by filing, recording, or registration in the United States and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration, or reregistration is necessary (other than such actions as are necessary to perfect the security interest with respect to any Collateral consisting of registered Patents and Trademarks (or registration or application for registration thereof) acquired or developed after the date hereof).

(b) Except as permitted pursuant to the Loan Documents and where an act or failure to act could not reasonably be expected to result in a Material Adverse Effect, no Debtor (either itself or through licensees or sublicensees) will do any act, or omit to do any act, whereby any Patent may become invalidated or dedicated to the public, and shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable Laws.

(c) Except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, each Debtor (either itself or through licensees or sublicensees) will, for each Trademark, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, except as permitted pursuant to the Loan Documents; (ii) maintain the quality of products and services offered under such Trademark, except products and services offered under Trademarks disposed of as permitted pursuant to the Loan Documents, (iii) display such Trademark with notice of United States federal registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable Law, except as to Trademarks disposed of as permitted pursuant to the Loan Documents, and (iv) not use or permit the use of such Trademark in violation of any third party rights.

(d) Except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, each Debtor (either itself or through licensees or sublicensees) will, for each work covered by a Copyright, continue to publish, reproduce, display, adopt, and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable Laws.

(e) Each Debtor shall notify Secured Party promptly if it knows or has reason to know that any Intellectual Property may become abandoned, lost, or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office, or any Governmental Authority in any jurisdiction) regarding such Debtor’s ownership of any Intellectual Property, its right to register the same, or its rights with respect to a License, or to keep and maintain the same, except to the extent that the abandonment, loss, or dedication to the public, or any adverse determination or development regarding such Debtor’s ownership of any Intellectual Property, its right to register the same, or to keep and maintain the same, could not reasonably be expected to have a Material Adverse Effect.

(f) In no event shall any Debtor, either itself or through any agent, employee, licensee, or designee, file an application for any Patent or Trademark (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office, or any Governmental Authority in any jurisdiction, unless it complies with Section 4.10 within three months thereafter, and, upon request of Secured Party, executes and delivers any and all agreements, instruments, documents, and papers as Secured Party may reasonably request to evidence Secured Party’s and Creditors’ security interest in such Patent or Trademark, and each Debtor hereby appoints Secured Party as its attorney-in-fact to execute and file such writings for the foregoing purposes.

(g) Except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, each Debtor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office, or any Governmental Authority in any other jurisdiction as may be reasonably required by Secured Party, to maintain and pursue each application relating to the Patents, Trademarks, and/or Copyrights (and to obtain the relevant grant or registration), and to maintain each issued Patent and each registration of the Trademarks and Copyrights, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference, and cancellation proceedings against third parties.

(h) If any Debtor has reason to believe that any Collateral consisting of a Patent, Trademark, or Copyright has been or is about to be infringed, misappropriated, or diluted by a third party, such Debtor promptly shall, if consistent with good business judgment, unless such Debtor shall reasonably determine that such Patent, Trademark or Copyright is not material to the conduct of the business or operations of Debtors taken as a whole, promptly notify Secured Party and sue for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

(i) In no event shall any Debtor acquire or purchase any Patent or Trademark unless it complies with Section 4.19 within the time period specified therein, and, upon request of Secured Party, executes and delivers any and all agreements, instruments, documents, and papers as Secured Party may reasonably request to evidence Secured Party’s and Creditors’ security interest in such purchased or acquired Patent or Trademark. Each Debtor hereby appoints Secured Party as its attorney-in-fact to execute and file any application for any Patent or Trademark (or for the registration of any Trademark) with the United States Patent and Trademark Office or any Governmental Authority in any other jurisdiction as may be required by Secured Party, in connection with such purchase or acquisition of any Patent or Trademark.

(j) The parties acknowledge and agree that the Intellectual Property is the sole and exclusive property of each Debtor, subject to the terms and conditions stated in this Agreement. Other than in connection with any security interest in the Intellectual Property that a Debtor has granted to Secured Party, or any rights and remedies of Secured Party and Creditors under Laws, Secured Party shall not challenge such Debtor’s ownership of the Intellectual Property. Each Debtor expressly retains all rights, at such times when no Event of Default exists, to license third parties to use the Intellectual Property for any purpose whatsoever not in violation of the Loan Documents and which are not exclusive as to prevent Secured Party from using any of the Intellectual Property.

(k) The license granted to Secured Party hereunder shall include the right of Secured Party to grant sublicenses to others to use the Intellectual Property, and to enable during the existence of an Event of Default, such sublicensees to exercise any rights and remedies of Secured Party with respect to the Collateral, as Secured Party reasonably deems necessary or appropriate in the exercise of the rights and remedies of Secured Party. For each sublicense to a sublicensee and direct license to a licensee, each Debtor appoints Secured Party its agent for the purpose of exercising quality control over the sublicensee. Each Debtor shall execute this Agreement and each other agreement necessary to effect the purposes of this Agreement in any form, content and language suitable for recordation, notice and/or registration in all available and appropriate agencies of foreign countries as Secured Party may reasonably require.

(l) In connection with the assignment or other transfer (in whole or in part) of its obligations to any other Person, Secured Party may assign the license granted herein without any Debtor’s consent (other than any consent required by the Credit Agreement) and upon such assignment or transfer such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to Secured Party under this Agreement (to the extent of such assignment or transfer).

(m) The parties hereto shall take reasonable action to preserve the confidentiality of the Intellectual Property; provided, that Secured Party shall not have any liability to any Person for any disclosure of the Intellectual Property in connection with Secured Party’s enforcement of its rights under this Agreement or Laws in accordance with prudent business judgment.

(n) With respect to each franchisee of each Debtor who has been granted a license or other right to use any Intellectual Property of such Debtor, such Debtor shall use commercially reasonable efforts to cause to be maintained, at all times that such franchisee has any right to use such Intellectual Property, an effective license agreement between such Debtor and such franchisee.

(o) Each Debtor acknowledges and agrees that Secured Party’s and Creditors’ election to not file any security agreement or other acknowledgement of the security interest granted pursuant to this Agreement with the United States Copyright Office is not, and shall not be construed as, a limitation of the security interest granted by each Debtor in its interest in Copyrights.

4.11 Equity Interests; Dilution of Ownership. No Debtor will, or permit any Person to, revise, modify, amend or restate the Organization Documents of any issuer of Pledged Equity Interests in a manner that adversely affects the security interest of Secured Party therein (except as permitted by the Loan Documents), or terminate, cancel, or dissolve any such Person (except as permitted by the Loan Documents). As to any Pledged Equity Interests, no Debtor will consent to or approve of the issuance of (a) any additional shares or units of any class of Equity Interests of such issuer (unless promptly upon issuance additional Equity Interests are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer’s outstanding securities or other Equity Interest as Secured Party had before such issuance), (b) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities or other Equity Interests, or (c) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities or other Equity Interests.

4.12 Waiver. To the extent not prohibited by applicable Laws or Permits and, with respect to issuers that are not a Subsidiary of Borrower, to the extent such Debtor has the ability to control the form thereof, each Debtor agrees that any provision of any Organization Document of any issuer of any Collateral, any applicable Law, any certificate or instrument evidencing Collateral or any other governance document that in any manner restricts, prohibits or provides conditions to (a) the grant of a Lien on any Equity Interest of such issuer or any other Collateral, (b) any transfer of any Equity Interest of such issuer or any other Collateral, (c) any change in management or control of such issuer or any other Collateral, (d) the admission of any transferee of any Collateral as a shareholder, member, partner or other equity holder of the issuer of such Collateral, or (e) any other exercise by Secured Party or any other Creditor of any rights pursuant to this Agreement, any other Loan Document or Law shall not apply to (i) the grant of any Lien hereunder, (ii) the execution, delivery and performance of this Agreement by such Debtor, (iii) the foreclosure or other realization upon any interest in any Collateral, or (iv) the exercise of rights with respect to such Collateral, including the right to participate in the management of such issuer. Furthermore, to the extent not prohibited by applicable Laws or Permits and, with respect to issuers that are not a Subsidiary of Borrower, to the extent such Debtor has the ability to control the form thereof, no Debtor will permit any amendment to or restatement of any Organization Document or any other governance document or enter into or permit to exist any agreement that in any manner adversely affects Secured Party’s ability to foreclose on any Collateral or which conflicts with the provisions of this Section.

4.13 Restrictions on Securities. No issuer (or, with respect to an issuer that is not a Subsidiary of Borrower, to the extent the applicable Debtor has the ability to control the form of the Organization Documents of such issuer) of any Pledged Equity Interests which is either a partnership or limited liability company shall amend or restate its Organization Documents (if its Organization Documents do not provide that any Equity Interest of such issuer is a security governed by Article 8 of the UCC or that any Equity Interest of such issuer is evidenced by a certificate or other instrument) to provide that any Equity Interest of such issuer is a security governed by Article 8 of the UCC or permit any Equity Interest of such issuer to be evidenced by a certificate or other instrument. No certificate or other instrument evidencing or constituting any Pledged Equity Interest (or, with respect to an issuer that is not a Subsidiary of Borrower, to the extent the applicable Debtor has the ability to control the form thereof) shall contain any restriction on transfer or other legend not reasonably acceptable to Secured Party. With respect to each certificate that contains any such legend that is not reasonably acceptable to Secured Party, each Debtor shall cause the issuer (or, with respect to any issuer that is not a Subsidiary of Borrower, to the extent such Debtor can cause such issuer) of each such certificate to issue one or more certificates in a form reasonably acceptable to Secured Party.

4.14 Rights to Dividends and Distributions. With respect to any certificates, bonds, or other Instruments or Securities constituting a part of the Collateral, Secured Party shall have authority if an Event of Default exists, without notice to any Debtor, either to have the same registered in Secured Party’s name or in the name of a nominee, and, with or without such registration, to demand of the issuer thereof, and to receive and receipt for, any and all dividends and distributions (including any stock or similar dividend or distribution) payable in respect thereof, whether they be ordinary or extraordinary. If any Debtor shall become entitled to receive or shall receive any interest in or certificate (including, without limitation, any interest in or certificate representing a dividend or a distribution in connection with any reclassification, increase, or reduction of capital, or issued in connection with any reorganization), or any option or rights arising from or relating to any of the Collateral, whether as an addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise, such Debtor agrees to accept the same as Secured Party’s agent and to hold the same in trust on behalf of and for the benefit of Secured Party, and to deliver the same immediately to Secured Party in the exact form received, with appropriate undated stock or similar powers, duly executed in blank, to be held by Secured Party, subject to the terms hereof, as Collateral. Unless an Event of Default exists or will result therefrom and subject to the other Loan Documents, such Debtor shall be entitled to receive all cash dividends and distributions not representing a return of capital or liquidating dividend paid or distributed with respect to the Securities, other than dividends or distributions or interests payable in Securities of the issuer of such Securities (which, if evidenced by certificated securities, shall be delivered to Secured Party as set forth in the immediately preceding sentence, whether or not an Event of Default exists). Secured Party shall be entitled to all dividends and distributions, and to any sums paid upon or in respect of any Collateral, upon the liquidation, dissolution, or reorganization of the issuer thereof which shall be paid to Secured Party to be held by it as additional collateral security for and application to the Secured Obligations as provided in the Loan Documents; provided that so long as there does not exist any Event of Default, the Debtor that owned such Collateral shall be entitled to all dividends and distributions, and to all sums paid upon or in respect of any Collateral. All dividends, distributions and Proceeds paid or distributed in respect of the Collateral which are received by any Debtor in violation of this Agreement shall, until paid or delivered to Secured Party, be held by such Debtor in trust as additional Collateral for the Secured Obligations.

4.15 Right of Secured Party to Notify Issuers. If an Event of Default exists and at such other times as Secured Party is entitled to receive dividends, distributions and other property in respect of or consisting of any Collateral which is or represents a Security or an Equity Interest, Secured Party may notify issuers of such Security or Equity Interest to make payments of all dividends and distributions directly to Secured Party and Secured Party may take control of all Proceeds of any Securities and Equity Interests. Until Secured Party elects to exercise such rights, each Debtor, as agent of Secured Party, shall collect, segregate and hold in trust all dividends and other amounts paid or distributed with respect to Securities and Equity Interests.

4.16 Insurance. (a) Each Debtor shall, at its own expense, maintain insurance in accordance with prudent business practice.

(b) Each Debtor shall cause all policies of insurance required by the provisions of Section 4.16 to:

Contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy.

Name Secured Party as an “additional insured” if such policy is a liability policy, name Secured Party as a “mortgagee” and “loss payee” and include a standard loss payable endorsement in favor of Secured Party, in form reasonably satisfactory to Secured Party, if such policy is a property insurance policy, provide that Secured Party shall be notified in writing of any proposed non-renewal or cancellation at least thirty days prior to such non-renewal or cancellation and will have sufficient time to correct any deficiencies justifying such proposed cancellation or material modification, provide that all insurance proceeds for losses in excess of $1,000,000 shall be payable to Secured Party, as its interests may appear regardless of any omission or breach by any Debtor, waive any right of subrogation of the insurers against Secured Party and waive any right of the insurers to any setoff or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of Debtor, and provide that such insurance shall be primary insurance, that the insurers under such insurance policies shall be liable under such policies without right of contribution from any other insurance coverage and expressly provide that all provisions thereof, except the limits of liability (which shall be applicable to all insureds as a group), shall operate in the same manner as if there were a separate policy covering each insured, and liability for premiums shall be solely a liability of the applicable Debtor.

(c) Each Debtor shall furnish Secured Party a certificate or certificates of insurance for all policies of required insurance. Each Debtor shall also furnish or cause to be furnished to Secured Party (i) no later than ten Business Days before the applicable renewal date a copy of all binders of coverage, on which binders are indicated the terms of payment, deductibles, policy amounts, and other relevant information, and (ii) within ten Business Days after each such renewal date, evidence of the payment of all premiums payable in connection with such renewal.

(d) If any Debtor fails to perform or observe any applicable covenants as to insurance, Secured Party may at its option and after written notice (provided, that failure to deliver such notice shall not impair Secured Party’s rights) to such Debtor or Borrower obtain insurance on only Secured Party’s and Creditors’ interest in the Collateral, any premium thereby paid by Secured Party to become part of the Secured Obligations, bear interest prior to the existence of an Event of Default, at the rate then applicable to a Base Rate Loan, and during the existence of an Event of Default, at the Default Rate. If Secured Party maintains such substitute insurance, the premium for such insurance shall be due on demand and payable by such Debtor to Secured Party. Each Debtor grants and appoints Secured Party its attorney-in-fact to endorse any check or draft that may be payable to such Debtor in order to collect any payments in respect of insurance, including any refunds of unearned premiums in connection with any cancellation, adjustment, or termination of any policy of insurance. Any such sums collected by Secured Party shall be credited, except to the extent applied to the purchase by Secured Party of similar insurance, to any amounts then owing on the Secured Obligations in accordance with the Credit Agreement and the other Loan Documents.

(e) NOTICE PURSUANT TO RCW 48.22.115. UNLESS YOU PROVIDE US WITH EVIDENCE OF THE INSURANCE COVERAGE AS REQUIRED BY OUR LOAN AGREEMENT, UPON PRIOR WRITTEN NOTICE OR DURING THE EXISTENCE OF AN EVENT OF DEFAULT, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTEREST. THIS INSURANCE MAY, BUT NEED NOT, ALSO PROTECT YOUR INTEREST. IF THE COLLATERAL BECOMES DAMAGED, THE COVERAGE WE PURCHASE MAY NOT PAY ANY CLAIM YOU MAKE OR ANY CLAIM MADE AGAINST YOU. YOU MAY LATER CANCEL THIS COVERAGE BY PROVIDING EVIDENCE THAT YOU HAVE OBTAINED PROPER COVERAGE ELSEWHERE.

YOU ARE RESPONSIBLE FOR THE COST OF ANY INSURANCE PURCHASED BY US. THE COST OF THIS INSURANCE MAY BE ADDED TO YOUR LOAN BALANCE. IF THE COST IS ADDED TO THE LOAN BALANCE, THE INTEREST RATE ON THE UNDERLYING LOAN WILL APPLY TO THIS ADDED AMOUNT. THE EFFECTIVE DATE OF COVERAGE MAY BE THE DATE YOUR PRIOR COVERAGE LAPSED OR THE DATE YOU FAILED TO PROVIDE PROOF OF COVERAGE.

THE COVERAGE WE PURCHASE MAY BE CONSIDERABLY MORE EXPENSIVE THAN INSURANCE YOU CAN OBTAIN ON YOUR OWN AND MAY NOT SATISFY WASHINGTON’S MANDATORY LIABILITY INSURANCE LAWS.

As used in this Section 4.16(e), “you” means any Debtor and “we” and “us” means Secured Party.

4.17 Transfers and Other Liens. Except as permitted by the Loan Documents, Debtor shall not (a) sell, assign (by operation of Law or otherwise) or otherwise Dispose of, or grant any option with respect to, any of the Collateral, or (b) create or permit to exist any Lien, option, or other charge or encumbrance upon or with respect to any of the Collateral.

4.18 Secured Party Appointed Attorney-in-Fact. Each Debtor hereby irrevocably appoints Secured Party such Debtor’s attorney-in-fact (such power being exercisable if an Event of Default exists), with full authority in the place and stead of such Debtor and in the name of such Debtor or otherwise to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation (provided, Secured Party shall not have any duty to take any such action or execute any instrument):

(a) to obtain and adjust insurance required to be paid to Secured Party pursuant to Section 4.16;

(b) to ask, demand, collect, sue for, recover, compromise, receive, and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral;

(c) to receive, indorse, and collect any drafts or other Instruments, Documents, and Chattel Paper, in connection therewith; and

(d) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Collateral or the rights of Secured Party with respect to any of the Collateral.

EACH DEBTOR HEREBY IRREVOCABLY GRANTS TO SECURED PARTY SUCH DEBTOR’S PROXY (EXERCISABLE IF AN EVENT OF DEFAULT EXISTS) TO VOTE ANY SECURITIES INCLUDED IN COLLATERAL AND APPOINTS SECURED PARTY SUCH DEBTOR’S ATTORNEY-IN-FACT (EXERCISABLE IF AN EVENT OF DEFAULT EXISTS) TO PERFORM ALL OBLIGATIONS OF SUCH DEBTOR UNDER THIS AGREEMENT AND TO EXERCISE ALL OF SECURED PARTY’S AND EACH OTHER CREDITOR’S RIGHTS HEREUNDER. THE PROXY AND EACH POWER OF ATTORNEY HEREIN GRANTED, AND EACH STOCK POWER AND SIMILAR POWER NOW OR HEREAFTER GRANTED (INCLUDING ANY EVIDENCED BY A SEPARATE WRITING), ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE BEFORE THE RELEASE DATE.

4.19 Changes to Representations, Schedules. At such times and with respect to assets described in Credit Agreement Section 5.16(d), the applicable Debtor shall deliver to Secured Party an updated Schedule (which updates shall restate (and not supplement) such Schedule in its entirety), except with respect to Schedule 2(c), Schedule 5 as it pertains to Non-Controlled Deposit Accounts, Schedule 11 and Schedule 13, which Schedules shall be updated during the existence of an Event of Default; provided, the delivery of any updated Schedule shall not be (a) deemed a waiver of any (i) obligation of any Debtor under any Loan Document, or (ii) representation or warranty of any Debtor with respect to a Schedule during the period such Schedule was effective, and (b) effective until Secured Party agrees in writing to (i) the substitution of such updated Schedule, and (ii) the Schedule Effective Date of such updated Schedule. Each Debtor shall promptly notify Secured Party of any change in any representation herein and any information on any Schedule hereto if such change could reasonably be expected to have a Material Adverse Effect. Each representation and warranty made as of a particular Schedule Effective Date shall be deemed made as of such Schedule Effective Date and at all times thereafter until the Schedule Effective Date of the next effective succeeding restated Schedule.

ARTICLE V
RIGHTS AND POWERS OF SECURED PARTY.

5.01 Secured Party May Perform. If any Debtor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Section 5.08.

5.02 Secured Party’s Duties. The powers conferred on Secured Party hereunder are solely to protect Secured Party’s and Creditors’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by Secured Party and Creditors hereunder, neither Secured Party nor any other Creditor shall have any duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Collateral, whether or not Secured Party or any other Creditor has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property. Except as provided in this Section, neither Secured Party nor any other Creditor shall have any duty or liability to protect or preserve any Collateral or to preserve rights pertaining thereto. Nothing contained in this Agreement shall be construed as requiring or obligating Secured Party or any other Creditor, and neither Secured Party nor any other Creditor shall be required or obligated, to (a) present or file any claim or notice or take any action, with respect to any Collateral or in connection therewith or (b) notify any Debtor of any decline in the value of any Collateral. This Section shall survive the termination of this Agreement, and any satisfaction and discharge of each Debtor by virtue of any payment, court order, or Law.

5.03 Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default (each, an “Event of Default”):

(a) Any representation or warranty made by or on behalf of any Debtor under or in connection with this Agreement shall be false as of the date on which made, except where such incorrect representation or warranty could not reasonably be expected to have a Material Adverse Effect.

(b) The breach by any Debtor of any of the terms or provisions of Section 5.08.

(c) The breach by any Debtor (other than a breach which constitutes an Event of Default under Section 5.03(a) or (b)) of any of the terms or provisions of Section 4.11 and such breach shall continue unremedied for a period of 5 days after the earlier of knowledge by a Financial Officer of the Borrower of such breach or written notice thereof from the Administrative Agent.

(d) The breach by any Debtor (other than a breach which constitutes an Event of Default under Section 5.03(a), (b) or (c)) of any of the terms or provisions of Section 4.01(a), 4.01(b), 4.04(a), 4.04(b), 4.04(c), 4.05 or 4.17 and such breach shall continue unremedied for a period of 10 days after the earlier of knowledge by a Financial Officer of the Borrower of such breach or written notice thereof from the Administrative Agent.

(e) The breach by any Debtor (other than a breach which constitutes an Event of Default under Section 5.03(a), (b), (c) or (d)) of any of the terms or provisions of this Agreement and such breach shall continue unremedied for a period of 30 days after the earlier of knowledge by a Financial Officer of the Borrower of such breach or written notice thereof from the Administrative Agent.

(f) The existence of an Event of Default (as defined in the Credit Agreement).

5.04 Remedies. If an Event of Default exists:

(a) Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it or any other Creditor pursuant to any applicable Laws, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may require each Debtor to, and each Debtor will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties for public or private sale, at any of Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable. Each Debtor agrees that, to the extent notice of sale shall be required by Law, ten days’ notice to such Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) All proceeds received by Secured Party upon any sale of, collection of, or other realization upon, all or any part of the Collateral shall be applied as set forth in the Credit Agreement and the other Loan Documents.

(c) All payments received by each Debtor under or in connection with any Collateral shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of such Debtor, and shall be forthwith paid or delivered over to Secured Party in the same form as so received (with any necessary endorsement).

(d) Because of the Securities Act of 1933, as amended (“Securities Act”), and other Laws, including without limitation state “blue sky” Laws, or contractual restrictions or agreements, there may be legal restrictions or limitations affecting Secured Party in any attempts to dispose of the Collateral and the enforcement of rights under this Agreement. For these reasons, Secured Party is authorized by each Debtor, but not obligated, if any Event of Default exists, to sell or otherwise dispose of any of the Collateral at private sale, subject to an investment letter, or in any other manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act, or any other Law. Secured Party is also hereby authorized by each Debtor, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as Secured Party may deem required or appropriate under the Securities Act or other securities Laws or other Laws or contractual restrictions or agreements in the event of a sale or disposition of any Collateral. Each Debtor understands that Secured Party may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral than would otherwise be obtainable if same were registered and/or sold in the open market. No sale so made in good faith by Secured Party shall be deemed to be not “commercially reasonable” because so made. Each Debtor agrees that if an Event of Default exists, and Secured Party sells the Collateral or any portion thereof at any private sale or sales, Secured Party shall have the right to rely upon the advice and opinion of appraisers and other Persons, which appraisers and other Persons are acceptable to Secured Party, as to the best price reasonably obtainable upon such a private sale thereof. In the absence of fraud or gross negligence, such reliance shall be conclusive evidence that Secured Party and the other Creditors handled such matter in a commercially reasonable manner under applicable Law.

(e) After notice to any Debtor, Secured Party and such Persons as Secured Party may reasonably designate shall have the right, at such Debtor’s own cost and expense, to verify under reasonable procedures, the validity, amount, quality, quantity, value, condition, and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Collateral for the purpose of making such a verification. Secured Party shall have the absolute right to share any information it gains from such inspection or verification with any Creditor.

(f) For purposes of enabling Secured Party to exercise rights and remedies under this Agreement, each Debtor grants to Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Debtor or any other Person; provided, that if the license granted to Secured Party is a sublicense, each Debtor shall be solely responsible for, and indemnify Secured Party and each Creditor against, any royalty or other compensation payable to such Debtor’s licensor or other Person) to use all of such Debtor’s Software, and including in such license reasonable access to all media in which any of the licensed items may be recorded and all related manuals. The use of such license by Secured Party shall be exercised, at the option of Secured Party, if an Event of Default exists; provided, that any license, sub-license, or other transaction entered into by Secured Party in accordance herewith shall be binding upon such Debtor notwithstanding any subsequent cure or waiver of an Event of Default.

(g) For the purpose of enabling Secured Party to exercise rights and remedies under this Agreement, each Debtor grants (to the extent not otherwise prohibited by a license with respect thereto) to Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Debtor or any other Person; provided, that if the license granted to Secured Party is a sublicense, such Debtor shall be solely responsible for, and indemnify Secured Party and Creditors against, any royalty or other compensation payable to such Debtor’s licensor or other Person) to use, license, or sub-license any of the Collateral consisting of Intellectual Property and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all Software used for the use, compilation, or printout thereof. In connection therewith, each Debtor shall execute and deliver a license agreement to Secured Party to evidence the grant of such license. The use of such license by Secured Party shall be exercised, at the option of Secured Party, if an Event of Default exists; provided, that any license, sub-license, or other transaction entered into by Secured Party in accordance herewith shall be binding upon each Debtor notwithstanding any subsequent cure or waiver of an Event of Default.

5.05 Appointment of Receiver or Trustee. In connection with the exercise of Secured Party’s rights under this Agreement or any other Loan Document, Secured Party may, if an Event of Default exists, obtain the appointment of a receiver or trustee to assume, upon receipt of any necessary judicial or other Governmental Authority consents or approvals, control of or ownership of any Collateral. Such receiver or trustee shall have all rights and powers provided to it by Law or by court order or provided to Secured Party under this Agreement or any other Loan Document. Upon the appointment of such trustee or receiver, each Debtor shall cooperate, to the extent necessary or appropriate, in the expeditious preparation, execution, and filing of an application to any Governmental Authority or for consent to the transfer of control or assignment of such Collateral to the receiver or trustee. To the extent required by applicable Law, Secured Party shall provide to each Debtor notice of the request for or appointment of such receiver or trustee.

5.06 Further Approvals Required.

(a) In connection with the exercise by Secured Party of rights under this Agreement that affects the disposition of or use of any Collateral (including rights relating to the disposition of or operation under any Permit), it may be necessary to obtain the prior consent or approval of Governmental Authorities and other Persons to a transfer or assignment of Collateral. Each Debtor shall execute, deliver, and file, and hereby appoints (to the extent not prohibited by applicable Law) Secured Party as its attorney (exercisable if an Event of Default exists), to execute, deliver, and file on such Debtor’s behalf and in such Debtor’s name, all applications, certificates, filings, instruments, and other documents (including without limitation any application for an assignment or transfer of control or ownership) that may be necessary or appropriate, in Secured Party’s reasonable opinion, to obtain such consents or approvals. Each Debtor shall use commercially reasonable efforts to obtain the foregoing consents, waivers, and approvals, including receipt of consents, waivers, and approvals under applicable agreements if an Event of Default exists.

(b) Each Debtor acknowledges that there is no adequate remedy at Law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that this Section may be specifically enforced.

5.07 Actions Requiring FCC Approval.

(a) Notwithstanding anything contrary contained in this Agreement, or any of the documents executed pursuant hereto, (i) Secured Party will not take any action pursuant to this Agreement, or any such documents, which would constitute or result in any assignment of any FCC License or any transfer of control of the holder of any FCC License if such assignment of such license or such transfer of control would require under then existing Law (including the Communications Act of 1934 and the written rules, regulations and policies promulgated by the FCC), the prior approval of the FCC, without first obtaining such approval; (ii) voting rights in any Collateral representing direct or indirect control of any FCC License shall remain with each Debtor notwithstanding the existence of any Event of Default until all required consents of the FCC shall have been obtained; and (iii) prior to the exercise of voting rights by any purchaser at a public or private arm’s-length sale of any Collateral representing direct or indirect control of any FCC License, the consent and approval of the FCC as required pursuant to 47 U.S.C. § 310(d) of the Communications Act of 1934 shall have first been obtained. In connection with this Section 5.07, Secured Party shall be entitled to rely in good faith upon an opinion of outside FCC counsel of Secured Party’s reasonable choice with respect to such assignment or transfer, whether or not the advice rendered is ultimately determined to have been accurate.

(b) If an Event of Default exists, each Debtor shall take any action which Secured Party may request in the exercise of its rights and remedies under this Agreement in order to transfer or assign the Collateral to Secured Party or to such one or more third parties as Secured Party may designate, or to a combination of the foregoing. To enforce the provisions of this Section 5.07, if an Event of Default exists, Secured Party is empowered to seek from the FCC and any other Governmental Authority, to the extent required, consent to or approval of any involuntary transfer of control of any entity whose Collateral is subject to this Agreement for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. Each Debtor agrees to cooperate with any such purchaser and with Secured Party in the preparation, execution and filing of any forms and providing any information that may be necessary or helpful in obtaining the FCC’s consent to the assignment to such purchaser of the Collateral. Each Debtor hereby agrees to consent to any such involuntary transfer of control upon the request of Secured Party if an Event of Default exists and, without limiting any rights of Secured Party under this Agreement, to authorize Secured Party to nominate a trustee or receiver to assume control of the Collateral, subject only to required judicial, FCC or other consent required by any Governmental Authority, in order to effectuate the transactions contemplated in this Section 5.07. Such trustee or receiver shall have all the rights and powers as provided to it by law or court order, or to Secured Party under this Agreement. If an Event of Default exists, each Debtor shall cooperate fully in obtaining the consent of the FCC and the approval or consent of each other Governmental Authority required to effectuate the foregoing.

(c) If an Event of Default exists, each Debtor shall use its best efforts to assist in obtaining the consent or approval of the FCC and any other Governmental Authority, if required, for any action or transactions contemplated by this Agreement, including, without limitation, the preparation, execution and filing with the FCC of the transferor’s or such Debtor’s portion of any application or applications for consent to the transfer of control or assignment necessary or appropriate under the FCC’s rules and regulations for approval of the transfer or assignment of any portion of the Collateral. Anything herein to the contrary notwithstanding, no Debtor shall be obligated to sign any such document which such Debtor has reasonable cause to believe contains any inaccuracy or to make any statements concerning the qualifications of any transferee or assignee.

(d) Each Debtor hereby acknowledges and agrees that the Collateral is a unique asset and that a violation of such Debtor’s covenant to cooperate with respect to any regulatory consents would result in irreparable harm to Secured Party and Senior Secured Parties for which monetary damages are not readily ascertainable. Each Debtor further agrees that, because of the unique nature of its undertakings in this Section 5.7, the same may be specifically enforced, and it hereby waives, and agrees to waive, any claim or defense that Secured Party would have an adequate remedy at law for the breach of such undertakings.

(e) Without limiting the obligations of any Debtor hereunder in any respect, each Debtor further agrees that if such Debtor, if an Event of Default exists, should fail or refuse for any reason whatsoever, without limitation, including any refusal pursuant to Section 5.07(c) to execute any application necessary or appropriate to obtain any governmental consent necessary or appropriate for the exercise of any right of Secured Party hereunder, such application may be executed on such Debtor’s behalf by the clerk of court or other representative of any court or other forum of competent jurisdiction without notice to such Debtor pursuant to an order of such court or forum.

5.08 INDEMNITY AND EXPENSES.

(a) EACH DEBTOR WILL WITHIN FIVE BUSINESS DAYS AFTER DEMAND PAY TO SECURED PARTY AND EACH CREDITOR THE AMOUNT OF ANY AND ALL REASONABLE EXPENSES, INCLUDING THE FEES AND EXPENSES OF ITS COUNSEL AND OF ANY EXPERTS AND AGENTS, WHICH SECURED PARTY OR SUCH CREDITOR MAY INCUR IN CONNECTION WITH (I) THE CUSTODY, PRESERVATION, USE OR OPERATION OF, OR, IF AN EVENT OF DEFAULT EXISTS, THE SALE OF, COLLECTION FROM, OR OTHER REALIZATION UPON, ANY OF THE COLLATERAL, (II) THE EXERCISE OR ENFORCEMENT OF ANY OF THE RIGHTS OF SECURED PARTY OR ANY CREDITOR HEREUNDER, OR (III) THE FAILURE BY SUCH DEBTOR TO PERFORM OR OBSERVE ANY OF THE PROVISIONS HEREOF.

(b) EACH DEBTOR WILL WITHIN FIVE BUSINESS DAYS AFTER DEMAND PAY TO SECURED PARTY AND EACH CREDITOR THE AMOUNT OF ANY AND ALL REASONABLE EXPENSES, INCLUDING THE REASONABLE FEES AND EXPENSES OF ITS COUNSEL AND OF ANY EXPERTS AND AGENTS, WHICH SECURED PARTY OR SUCH CREDITOR MAY INCUR IN CONNECTION WITH THE ADMINISTRATION OF THIS AGREEMENT.

(c) EACH DEBTOR SHALL INDEMNIFY SECURED PARTY (AND ANY AGENT THEREOF), EACH CREDITOR, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES (INCLUDING THE REASONABLE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE), INCURRED BY ANY INDEMNITEE OR ASSERTED AGAINST ANY INDEMNITEE BY ANY THIRD PARTY OR BY ANY DEBTOR OR ANY OTHER LOAN PARTY ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (I) THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER, THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR THE ADMINISTRATION OF THIS AGREEMENT, (II) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY ANY DEBTOR OR ANY OF ITS SUBSIDIARIES, OR ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO DEBTOR OR ANY OF ITS SUBSIDIARIES, OR (III) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY, WHETHER BROUGHT BY A THIRD PARTY OR BY ANY DEBTOR OR ANY OTHER LOAN PARTY, AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE. THIS SECTION SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT, AND ANY SATISFACTION AND DISCHARGE OF EACH DEBTOR BY VIRTUE OF ANY PAYMENT, COURT ORDER, OR LAW.

ARTICLE VI
MISCELLANEOUS

6.01 Waiver of Subrogation. Until the Release Date, no Debtor shall assert, enforce, or otherwise exercise (a) any right of subrogation to any of the rights or Liens of Secured Party, any other Creditor or any Person acting for the benefit of Secured Party or any other Creditor against any other Loan Party or any Collateral or other security, or (b) any right of recourse, reimbursement, contribution, indemnification, or similar right against any other Loan Party on all or any part of the Secured Obligations or any other Loan Party, and until the date that is 370 days after the Release Date, each Debtor hereby waives any and all of the foregoing rights and the benefit of, and any right to participate in, and Collateral or other security given to Secured Party or any other Creditor or any other Person acting for the benefit of Secured Party or any other Creditor, to secure payment of the Secured Obligations. This Section 6.01 shall survive the termination of this Agreement, and any satisfaction and discharge of each Debtor by virtue of any payment, court order, or Law.

6.02 Cumulative Rights. All rights of Secured Party and each other Creditor under the Loan Documents, Swap Agreements related to Secured Swap Obligations and agreements related to Banking Services Obligations are cumulative of each other and of every other right which Secured Party and each other Creditor may otherwise have at Law or in equity or under any other agreement. The exercise of one or more rights shall not prejudice or impair the concurrent or subsequent exercise of other rights.

6.03 Amendments; Waivers. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Debtor, shall be effective unless in writing signed by Secured Party and each Debtor, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of Secured Party or any Creditor under this Agreement or applicable Laws, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of Secured Party or any Creditor under this Agreement or applicable Laws.

6.04 Continuing Security Interest; Release. This Agreement creates a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Release Date, (b) be binding upon each Debtor, its successors and assigns, and (c) inure to the benefit of, and be enforceable by, Secured Party and its successors, transferees and assigns. Upon the occurrence of the Release Date, this Agreement and all obligations (other than those expressly stated to survive such termination) of Secured Party and each Debtor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the granting parties and Secured Party will, at each Debtor’s expense, execute and deliver to each Debtor such documents (including without limitation UCC termination statements) as such Debtor shall reasonably request to evidence such termination and shall deliver to such Debtor any Collateral held by Secured Party hereunder. If any of the Excluded Property is Disposed of in a transaction permitted by the Credit Agreement or other Loan Document, Secured Party will, at such Debtor’s expense, authenticate and file any amendments to filings made pursuant to the UCC and execute and deliver to such Debtor such other documents as such Debtor may reasonably request to evidence such release of such Excluded Property from the Lien of this Agreement. Each Debtor agrees that to the extent that Secured Party or any other Creditor receives any payment or benefit and such payment or benefit, or any part thereof, is subsequently invalidated, declared to be fraudulent or preferential, set aside or is required to be repaid to a trustee, receiver, or any other Person under any Debtor Relief Law, common law or equitable cause, then to the extent of such payment or benefit, the Secured Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or benefit had not been made and, further, any such repayment by Secured Party or any other Creditor, to the extent that Secured Party or any other Creditor did not directly receive a corresponding cash payment, shall be added to and be additional Secured Obligations payable upon demand by Secured Party or any other Creditor and secured hereby, and, if the Lien and security interest, any power of attorney, proxy or license hereof shall have been released, such Lien and security interest, power of attorney, proxy and license shall be reinstated with the same effect and priority as on the date of execution hereof all as if no release of such Lien or security interest, power of attorney, proxy or license had ever occurred. This Section 6.04 shall survive the termination of this Agreement, and any satisfaction and discharge of each Debtor by virtue of any payment, court order, or Law.

6.05 GOVERNING LAW; WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF WASHINGTON APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN WASHINGTON; PROVIDED, THAT SECURED PARTY AND EACH CREDITOR SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b) EACH DEBTOR, SECURED PARTY AND EACH CREDITOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR WASHINGTON STATE COURT SITTING IN SEATTLE, WASHINGTON IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH DEBTOR, SECURED PARTY AND EACH CREDITOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH WASHINGTON STATE COURT OR, TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH DEBTOR, SECURED PARTY AND EACH CREDITOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT SECURED PARTY OR ANY CREDITOR MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY DEBTOR OR ITS PROPERTIES IN THE COURTS OF OR ANY JURISDICTION.

(c) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 6.11. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(d) EACH DEBTOR, SECURED PARTY AND EACH CREDITOR, IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 6.05(b). EACH DEBTOR, SECURED PARTY AND EACH CREDITOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. THIS SECTION 6.05 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT, AND ANY SATISFACTION AND DISCHARGE OF EACH DEBTOR BY VIRTUE OF ANY PAYMENT, COURT ORDER, OR LAW.

6.06 Waiver of Right to Trial by Jury. EACH DEBTOR, SECURED PARTY AND EACH CREDITOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH DEBTOR, SECURED PARTY AND EACH CREDITOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. THIS SECTION 6.06 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT, AND ANY SATISFACTION AND DISCHARGE OF EACH DEBTOR BY VIRTUE OF ANY PAYMENT, COURT ORDER, OR LAW.

6.07 Secured Party’s Right to Use Agents. Secured Party may exercise its rights under this Agreement through an agent or other designee.

6.08 No Interference, Compensation or Expense. Secured Party may exercise its rights under this Agreement (a) without resistance or interference by any Debtor and (b) without payment of any rent, license fee, or compensation of any kind to any Debtor.

6.09 Waivers of Rights Inhibiting Enforcement. Each Debtor waives (a) any claim that, as to any part of the Collateral, a private sale, should Secured Party elect so to proceed, is, in and of itself, not a commercially reasonable method of sale for such Collateral, (b) except as otherwise provided in this Agreement, TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH SECURED PARTY’S DISPOSITION OF ANY OF THE COLLATERAL INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT SUCH DEBTOR WOULD OTHERWISE HAVE UNDER ANY LAW AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE OR OTHER REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT OF SECURED PARTY’S OR CREDITORS’ RIGHTS HEREUNDER and (c) all rights of redemption, appraisement or valuation.

6.10 Obligations Not Affected. To the fullest extent not prohibited by applicable Laws, the obligations of each Debtor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

(a) any amendment, addition, or supplement to, or restatement of any Loan Document, any Swap Agreement related to Secured Swap Obligations, any agreement related to Banking Services Obligations or any instrument delivered in connection therewith or any assignment or transfer thereof;

(b) any exercise, non-exercise, or waiver by Secured Party or any other Creditor of any right, remedy, power, or privilege under or in respect of, or any release of any guaranty, any collateral, or the Collateral or any part thereof provided pursuant to, this Agreement, any Loan Document, any Swap Agreement related to Secured Swap Obligations or any agreement related to Banking Services Obligations;

(c) any waiver, consent, extension, indulgence, or other action or inaction in respect of this Agreement, any other Loan Document, any Swap Agreement related to Secured Swap Obligations or any agreement related to Banking Services Obligations or any assignment or transfer of any thereof;

(d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, or the like of any Loan Party or any other Person, whether or not any Debtor shall have notice or knowledge of any of the foregoing; or

(e) any other event which may give any Debtor or any other Loan Party a defense to, or a discharge of, any of its obligations under any Loan Document, any Swap Agreement related to Secured Swap Obligations or any agreement related to Banking Services Obligations.

6.11 Notices and Deliveries. All notices and other communications provided for herein shall be effectuated (a) in the case of notices to Secured Party, in the manner provided for in the Credit Agreement, and (b) in the case of notices to any Debtor, in the manner provided for in the Credit Agreement. Each Debtor appoints Borrower such Debtor’s agent, and Borrower shall act as agent for each other Debtor, for receipt of notices and other communications pursuant to the Loan Documents.

6.12 Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.13 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (including, as to each Debtor, all Persons who may become bound as a debtor or a new debtor to this Agreement); provided, no Debtor may assign any of its rights or obligations under this Agreement.

6.14 Counterparts. This Agreement may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

6.15 Additional Debtors. Any Person who was not a “Debtor” under this Agreement at the time of initial execution hereof shall become a “Debtor” hereunder if required pursuant to the terms of the Loan Documents by executing the delivering to Secured Party a Joinder. Such Person shall also deliver such items to Secured Party in connection with the execution of such Joinder as required by the terms of the Loan Documents and this Agreement. Any such Person shall thereafter be deemed a “Debtor” for all purposes under this Agreement.

6.16 ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT AND EACH RELATED AGREEMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

The Remainder of This Page Is Intentionally Left Blank.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

DEBTORS:

FISHER COMMUNICATIONS, INC.

By: /s/ Hassan N. Natha
Name: Hassan N. Natha
Title: Chief Financial Officer

FISHER BROADCASTING COMPANY

By: /s/ Hassan N. Natha
Name: Hassan N. Natha
Title: Chief Financial Officer

FISHER BROADCASTING – BELLEVUE TV,
L.L.C.

By: /s/ Hassan N. Natha
Name: Hassan N. Natha
Title: Chief Financial Officer

FISHER BROADCASTING – CALIFORNIA TV,
L.L.C.

By: /s/ Hassan N. Natha
Name: Hassan N. Natha
Title: Chief Financial Officer

FISHER BROADCASTING – IDAHO TV,
L.L.C.

By: /s/ Hassan N. Natha
Name: Hassan N. Natha
Title: Chief Financial Officer

FISHER BROADCASTING – OREGON TV, L.L.C.

By: /s/ Hassan N. Natha
Name: Hassan N. Natha
Title: Chief Financial Officer

FISHER BROADCASTING – PORTLAND TV,
L.L.C.

By: /s/ Hassan N. Natha
Name: Hassan N. Natha
Title: Chief Financial Officer

FISHER BROADCASTING – SEATTLE RADIO,
L.L.C.

By: /s/ Hassan N. Natha
Name: Hassan N. Natha
Title: Chief Financial Officer

FISHER BROADCASTING – SEATTLE TV, L.L.C.

By: /s/ Hassan N. Natha
Name: Hassan N. Natha
Title: Chief Financial Officer

FISHER BROADCASTING – S.E. IDAHO TV,
L.L.C.

By: /s/ Hassan N. Natha
Name: Hassan N. Natha
Title: Chief Financial Officer

FISHER BROADCASTING – WASHINGTON TV,
L.L.C.

By: /s/ Hassan N. Natha
Name: Hassan N. Natha
Title: Chief Financial Officer

FISHER INTERACTIVE NETWORK, L.L.C.

By: /s/ Hassan N. Natha
Name: Hassan N. Natha
Title: Chief Financial Officer

FISHER MEDIA SERVICES COMPANY

By: /s/ Hassan N. Natha
Name: Hassan N. Natha
Title: Chief Financial Officer

FISHER MILLS INC.

By: /s/ Hassan N. Natha
Name: Hassan N. Natha
Title: Chief Financial Officer

FISHER PROPERTIES INC.

By: /s/ Hassan N. Natha
Name: Hassan N. Natha
Title: Chief Financial Officer

FISHER RADIO REGIONAL GROUP INC.

By: /s/ Hassan N. Natha
Name: Hassan N. Natha
Title: Chief Financial Officer

SECURED PARTY:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

as Administrative Agent

By: /s/ Chris A. Behrman
Name: Chris A. Behrman
Title: Senior Banker